Media Contacts: Investors Deb Kline, Avaya John Nunziati 908-953-6179 408-562-3780 klined@avaya.com jnunziati@avaya.com Vanessa Yanez 415-318-4184 vanessa.yanez@fleishman.com Mari Hancock, HP 281-518-1760 mari.hancock@hp.com Avaya and HP to Deliver Expanded Communications Services to the Enterprise Companies to sell a combined portfolio of unified communications, contact center as a service, and infrastructure modernization services HP to assume service delivery of a significant portion of Avaya Private Cloud Services Santa Clara, Calif. – August 26, 2014 – Avaya and HP (NYSE: HPQ) Enterprise Services (ES) today announced a multi-year agreement to offer cloud-based unified communications and contact center technology, and management solutions for enterprises. Together, the companies will sell a combined portfolio of Unified Communications-as-a-Service, Contact Center-as-a-Service, and infrastructure modernization services. Combining HP’s expertise in services delivery with Avaya’s strong unified communications and contact center portfolio will create one of the most advanced solutions in the industry, including mobile applications, software, and networking for unified communications and customer experience management. These as-a-Service solutions will be delivered with the same standard of care that puts Avaya services above industry benchmarks1 with the added benefit of HP’s industry leading cloud capabilities. The Avaya-HP agreement addresses growing global demand for comprehensive, secure, reliable business collaboration solutions, delivered as a service. HP ES will resell the as-a-Service offerings and in parallel, Avaya has the benefit of increased scale enabled by HP’s highly flexible deployment models to quickly reach more customers and help simplify and transform business communications. Avaya will also apply its market leading communication and collaboration products to help HP improve the efficiency and performance of its contact center operations. As part of the agreement, the HP ES Business Process Services organization will assume service delivery of a significant portion of Avaya Private Cloud Services2 (APCS), including a limited transfer of APCS employees and contractors to HP ES. These services will be integrated into HP ES’s existing Mobility and Workplace and Business Process Services practices and partner eco- systems to deliver private and hybrid cloud-based unified communications and contact center solutions to existing and future customers. Sales contracts, service level agreements, and overall client experience will remain with Avaya. HP ES will augment and amplify APCS by extending services to more customers, in more markets, with the speed and service performance needed to help grow demand for cloud-based solutions. This agreement marks another major step in Avaya’s transformation to a software and services company. HP Helion solutions will become a cornerstone of Avaya’s cloud offerings deployed in HP’s global infrastructure. 1 According to the Aberdeen Group "State of Service Management: Outlook 2013", best in class companies in Service Management achieve SLA compliance at 89% or above. Avaya SLA compliance for year to date 2014 is 98%. 2 Avaya Private Cloud Services was formerly known as Avaya Operations Services.

Quotes: “Businesses are increasingly seeking alternative models for deploying and managing innovative communications and collaboration technologies. The agreement with HP is the right path at the right time to quickly address what is already one of the fastest growing areas of our business. Through our long-term relationship, we already share many customers. We expect that base to grow significantly with this new model, supporting the world’s collaboration business environment.” Pierre-Paul Allard, SVP Worldwide Sales and President Global Field Operations, Avaya “This agreement reinforces HP’s commitment to the mobility and workplace market and helps to grow HP’s presence in the end-user space. HP is also making an investment in Avaya’s capabilities to improve our contact center infrastructure and significantly enhance business process services and customer engagement management. The partnership with Avaya supports HP’s larger vision for the New Style of IT.” Mike Nefkens, EVP and General Manager, HP Enterprise Services Additional Resources Tags: Avaya, HP, cloud, contact center, customer experience management, unified communications About HP HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. With the broadest technology portfolio spanning printing, personal systems, software, services and IT infrastructure, HP delivers solutions for customers’ most complex challenges in every region of the world. More information about HP (NYSE: HPQ) is available at http://www.hp.com. About Avaya Avaya is a global provider of business collaboration and communications solutions, providing unified communications, contact centers, networking and related services to companies of all sizes around the world. For more information, please visit www.avaya.com. Forward-Looking Statements Certain statements contained in this press release are forward-looking statements. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "should" or "will" or other similar terminology. The parties have based these forward-looking statements on their respective current expectations, assumptions, estimates and projections. While the parties believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the parties’ control. These and other important factors may cause the parties’ actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to the parties’ respective filings with the SEC that are available at www.sec.gov. Each of the parties disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Follow Avaya ###